EXHIBIT 99.1

                                                                  CONFORMED COPY

                   AMENDMENT NO. 1 TO 364 DAY CREDIT AGREEMENT


         AMENDMENT dated as of October 31, 2001 to the 364-Day Credit Agreement dated as of January 24, 2001 (the "CREDIT AGREEMENT") among GENERAL MILLS, INC. (the "COMPANY"), SALOMON SMITH BARNEY INC., as Syndication Agent, BARCLAYS BANK PLC and CREDIT SUISSE FIRST BOSTON, as Co-Documentation Agents, the several financial institutions from time to time party thereto (collectively, the "BANKS"; individually, a "BANK") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Company intends to acquire (the "ACQUISITION"), pursuant to the Agreement and Plan of Merger dated as of July 16, 2000, as amended (the "MERGER AGREEMENT"), the food businesses (other than fast food business) of Diageo Plc, including The Pillsbury Company, a Delaware corporation and its subsidiaries;

         WHEREAS, in connection with the Acquisition, the Company has requested the Banks to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. AMENDMENTS. (a) Section 1.01 of the Credit Agreement is amended by the addition of the following defined terms in their appropriate alphabetical position:

                  "ACQUISITION" has the meaning specified in the recitals to Amendment No. 1 hereto.

                  "Merger AGREEMENT" has the meaning specified in the recitals to Amendment No. 1 hereto.

         (b) Section 7.04 is amended to read in its entirety as follows:

                  SECTION 7.04 Transactions with Affiliates. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, except (a) as expressly permitted by this Agreement, (b) as permitted by Section 5.3 of the Merger Agreement in connection with and prior to (or within 30 days after) the Acquisition, (c) in connection with the repurchase by the Company of common stock of the Company, or
         (d) in the Ordinary Course of Business and pursuant to the reasonable conduct of the business of the Company or such Subsidiary.

         SECTION 3. REPRESENTATIONS OF COMPANY. The Company represents and warrants that (i) the representations and warranties of the Company set forth in
Article 5 of the Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default or Event of Default will have occurred and be continuing on such date.

         SECTION 4. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. COUNTERPARTS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective as of the date hereof on the date ("AMENDMENT EFFECTIVE DATE") when the Administrative Agent shall have received from each of the Company and the Majority Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                        GENERAL MILLS, INC.


                                        By: /s/ David VanBenschoten
                                            ------------------------------------
                                        Title: Vice President, Treasurer

                                        BARCLAYS BANK PLC


                                        By: /s/ L. Peter Yetman
                                            ------------------------------------
                                        Title: Director



                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/ David W. Kratovil
                                            ------------------------------------
                                        Title: Director


                                        By: /s/ Jay Chall
                                            ------------------------------------
                                        Title: Director



                                        THE CHASE MANHATTAN BANK


                                        By: /s/ B.B. Wuthrich
                                            ------------------------------------
                                        Title: Vice President



                                        CITICORP USA, INC.


                                        By: /s/ Shafique Janmohamed
                                            ------------------------------------
                                        Title: Managing Director



                                        BANK OF AMERICA, N.A.


                                        By: /s/ Lynn Durning
                                            ------------------------------------
                                        Title: Managing Director

                                        DEUTSCHE BANK AG NEW YORK
                                        BRANCH AND/OR CAYMAN ISLANDS
                                        BRANCH


                                        By: /s/ Alexander Karow
                                            ------------------------------------
                                        Title: Vice President


                                        By: /s/ Thomas A. Foley
                                            ------------------------------------
                                        Title: Vice President



                                        UBS AG, STAMFORD BRANCH


                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                        Title: Associate Director


                                        By: /s/ Thomas R. Salzano
                                            ------------------------------------
                                        Title: Director



                                        THE BANK OF TOKYO-MITSUBISHI,
                                        LTD., CHICAGO BRANCH


                                        By: /s/ Patrick McCue
                                            ------------------------------------
                                        Title: Vice President & Manager



                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By: /s/ Nobuyasu Fukatsu
                                            ------------------------------------
                                        Title: General Manager

                                        CREDIT LYONNAIS CHICAGO
                                        BRANCH


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:



                                        SUNTRUST BANK


                                        By: /s/ Michael Pugsley
                                            ------------------------------------
                                        Title: Vice President



                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION


                                        By: /s/ Molly S. Van Metre
                                            ------------------------------------
                                        Title: Vice President and Senior Banker


                                        By: /s/ James D. Heinz
                                            ------------------------------------
                                        Title: Regional Vice President



                                        ABN AMRO BANK N.V.


                                        By: /s/ John E. Robertson
                                            ------------------------------------
                                        Title: Group Vice President


                                        By: /s/ Peter J. Hallan
                                            ------------------------------------
                                        Title: Vice President

                                        MELLON BANK, N.A.


                                        By: /s/ Louis E. Flori
                                            ------------------------------------
                                        Title: Vice President



                                        U.S. BANK NATIONAL ASSOCIATION


                                        By: /s/ Karen E. Weathers
                                            ------------------------------------
                                        Title: Vice President



                                        WACHOVIA BANK, N.A.


                                        By: /s/ Tera C. Cox
                                            ------------------------------------
                                        Title:



                                        THE BANK OF NEW YORK


                                        By: /s/ John-Paul Marotta
                                            ------------------------------------
                                        Title: Vice President



                                        BANCA NAZIONALE DEL LAVORO SPA


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:



                                        BANK HAPOALIM, B.M.


                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: